Income tax	12 Months Ended
Dec. 31, 2021
Disclosure Of Income tax [Abstract]
Disclosure of income tax [text block]

Note 17     Income tax

Amounts in US$ ‘000	2021	2020	2019
Current income tax charge	(49,291)	(41,927)	(111,371)
Deferred income tax charge (Note 18)	(17,980)	(5,936)	(391)
	(67,271)	(47,863)	(111,762)

The tax on the Group’s (loss) profit before tax differs from the theoretical amount that would arise using the weighted average tax rate applicable to profits of the consolidated entities as follows:

Amounts in US$ ‘000	2021	2020	2019
Profit (Loss) before tax	128,398	(185,087)	169,519
Tax losses from non-taxable jurisdictions	91,351	53,652	49,360
Taxable profit	219,749	(131,435)	218,879

Income tax calculated at domestic tax rates applicable to Profit in the respective countries	(71,086)	12,450	(79,395)
Tax losses where no deferred tax benefit is recognized	(7,510)	(23,117)	(2,563)
Effect of currency translation on tax base	(10,354)	(923)	(16,795)
Effect of inflation adjustment for tax purposes	2,482	(867)	541
Changes in the income tax rate (Note 16)	(1,703)	(925)	1,279
Write-down of deferred tax benefits previously recognized (a)	(7,261)	(32,565)	—
Previously unrecognized tax losses	9,593	—	1,820
Fiscal recognition of property, plant and equipment	8,919	—	—
Out of period adjustment (b)	—	—	(9,910)
Non-taxable results (c)	9,649	(1,916)	(6,739)
Income tax	(67,271)	(47,863)	(111,762)
(a)	Includes write-down of the deferred income tax asset in Peru due to the decision to retire from the Morona Block (see Note 36.4.1) in 2020, and write-down of a portion of tax losses and other deferred income tax assets in Chile, Brazil and Argentina where there is insufficient evidence of future taxable profits to offset them, in accordance with the expected future cash-flows as of December 31, 2021 and 2020.
(b)	Adjustment related to prior periods that increased the income tax expense during the year ended December 31, 2019, due to the increase in deferred tax liabilities as a result of computing as temporary, differences generated between the tax and book basis of Property, plant and equipment, that were originally considered as permanent. The Group concluded that this adjustment was not material to the year ended December 31, 2019 or to any previously reported Consolidated Financial Statements.
(c)	Includes non-deductible expenses and non-taxable gains in each jurisdiction.

Under current Bermuda law, the Company is not required to pay any taxes in Bermuda on income or capital gains. The Company has received an undertaking from the Minister of Finance in Bermuda that, in the event of any taxes being imposed, they will be exempt from taxation in Bermuda until March 2035. Income tax rates in those countries where the Group operates (Colombia, Chile, Brazil, Argentina and Ecuador) ranges from 15% to 35%. There are no income tax consequences attached to the payment of dividends by the Group to its shareholders.

The Group has tax losses available which can be utilized against future taxable profit in the following countries:

Amounts in US$ ‘000	2021	2020	2019
Chile (a)	285,456	403,258	317,644
Brazil (a)	26,781	32,452	37,848
Argentina (b)	35,773	20,734	22,930
Total tax losses as of December 31	348,010	456,444	378,422
(a)	Taxable losses have no expiration date.
(b)	Tax losses accumulated as of December 31, 2021 are: US$ 646,000, US$ 1,715,000, US$ 8,211,000, US$ 5,671,000 and US$ 19,530,000 expiring in 2022, 2023, 2024, 2025 and 2026, respectively.

At the balance sheet date, deferred tax assets in respect of tax losses in certain companies in Chile and a portion of tax losses in Brazil have not been recognized as there is insufficient evidence of future taxable profits to offset them.